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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): April 10, 2002





                          Herbalife International, Inc.
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               (Exact Name of Registrant as Specified in Charter)

           Nevada                      0-15712                  22-2695420
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(State or Other Jurisdiction      (Commission File             (IRS Employer
     of Incorporation)                 Number)              Identification No.)


1800 Century Park East, Los Angeles, California                      90067
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(Address of Principal Executive Offices)                          (Zip Code)

       Registrant's telephone number, including area code: (310) 410-9600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS.

     Acquisition of Herbalife International, Inc. ("Registrant")

     On April 10, 2002, Registrant announced it had entered into an Agreement and Plan of Merger (the "Merger Agreement"), under which WH Holdings (Cayman Islands), Ltd., a Cayman Islands corporation ("Parent") will acquire Registrant, a Nevada corporation, in a cash-for-stock transaction, with an aggregate purchase price of approximately $685 million. A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated by reference into this
Item 5.

     The Merger Agreement sets forth the terms and conditions of the merger of a wholly owned subsidiary of Parent with and into Registrant. Upon consummation of the proposed merger, Registrant will become a wholly owned indirect subsidiary of Parent. In the merger, holders of Registrant's Class A and Class B common stock will have the right to receive $19.50 per share in cash.

     Consummation of the merger is subject to a number of customary conditions, including the approval of the merger by the stockholders of Registrant and receipt of all necessary regulatory approvals. The merger is anticipated to close in the late second quarter or early third quarter 2002. A copy of the press release announcing this transaction is included herein as Exhibit 99.1 and is incorporated by reference into this Item 5.

     In addition, on April 10, 2002, Registrant's Board of Directors amended the Registrant's 2000 Rights Agreement dated July 27, 2000, in order to exempt the merger transaction described above from the definition of a "Change in Control" under Registrant's Executive Retention Plan. As a result of this amendment, the Executive Retention Plan will not be triggered by the merger transaction.

                                       1
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA AND EXHIBITS.

(c)      Exhibits

         Exhibit No.      Description
         -----------      -----------

         2.1 Agreement and Plan of Merger dated as of April 10, 2002 by and among Herbalife International, Inc., WH Holdings (Cayman Islands) Ltd. and WH Acquisition Corp.

         99.1             Press Release issued April 10, 2002.

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Herbalife International, Inc.

Date:  April 11, 2002                 By: /s/ Douglas G. Sages
                                          --------------------------------------
                                          Name:  Douglas G. Sages
                                          Title: Executive Vice President,
                                                 Chief Administration Officer &
                                                 Chief Financial Officer

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                                 EXHIBIT INDEX

Exhibit No.       Description
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2.1               Agreement and Plan of Merger dated as of April 10, 2002 among
                  Herbalife International, Inc., WH Holdings (Cayman Islands)
                  Ltd. and WH Acquisition Corp.

99.1              Press Release issued April 10, 2002.